                                                                   Exhibit 10.32

                                                                  EXECUTION COPY

                     AMENDMENT NO. 2 TO THE CREDIT AGREEMENT
                                       AND
                    AMENDMENT NO. 1 TO THE SECURITY AGREEMENT

                                                        Dated as of May 15, 2001

            AMENDMENT NO. 2 TO THE CREDIT AGREEMENT AND AMENDMENT NO. 1 TO THE SECURITY AGREEMENT (referred to herein as "this Amendment") among Lodgian Financing Corp. (the "Borrower"), Lodgian, Inc. (the "Parent"), Impac Hotel Group, LLC, Servico Inc., the other Affiliate Guarantors and Grantors party hereto, the Lenders and Issuing Bank named herein, Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent, Morgan Stanley Senior Funding, Inc., as Co-Lead Arranger, Joint-Book Manager and Syndication Agent, Lehman Brothers Inc., as Co-Lead Arranger, Joint-Book Manager and Lehman Commercial Paper Inc., as Documentation Agent.

            PRELIMINARY STATEMENTS:

            (1) The Borrower, the Parent, Impac Hotel Group, LLC, Servico, Inc., the other Affiliate Guarantors party thereto, the Initial Lenders and Initial Issuing Bank named therein, Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent, Morgan Stanley Senior Funding, Inc. as Co-Lead Arranger, Joint-Book Manager and Syndication Agent, Lehman Brothers Inc., as Co-Lead Arranger, Joint-Book Manager and Lehman Commercial Paper Inc., as Documentation Agent have entered into that certain credit agreement dated as of July 23, 1999 and, as amended by an amendment thereto dated as of July 31, 2000 (such Credit Agreement, as so amended, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Credit Agreement.

            (2) The Borrower has requested, and each Lender has agreed, to amend the Credit Agreement and to waive certain conditions therein as herein set forth.

            NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

            SECTION 1. Amendments to the Credit Agreement. The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 5, hereby amended as follows:

            (a) The definition of Applicable Margin in Section 1.01 is amended in full to read as follows:

            '"APPLICABLE MARGIN" means 4.25% in the case of Eurodollar Rate Advances and 3.25% in the case of Base Rate Advances, provided that such percentages shall be increased by (i) 0.25% the first day of each month starting August 2001 and (ii) 0.25% if the Public Debt Rating is lowered at any time after the Amendment No. 2 Effective Date or if neither S&P or Moody's shall have in effect a Public Debt Rating; provided, however, that such percentages shall be at any time no more than 6.00% in the case of the Eurodollar Rate Advances and 5.00% in the case of Base Rate Advances; provided further, that such percentages shall be reduced by (i) 0.50% upon prepayment of the Term B Facility (on and after the Amendment No. 2 Effective
            Date) in an aggregate principal amount of $60,000,000 so long as the Senior Debt/Hotel Collateral EBITDA Ratio is less than 3.00:1, (ii) an additional 0.50% upon prepayment of the Term B Facility in an additional aggregate principal amount of $60,000,000 (it being understood that this clause (ii) is effective if the Term B Facility is reduced by at least $120 million on and after the Amendment No. 2 Effective Date) so long as the Senior Debt/Hotel Collateral EBITDA Ratio is less than 2.00:1 and (iii) an additional 0.50% upon prepayment of the Term B Facility in an additional aggregate principal amount of $60,000,000 (it being understood that this clause (iii) is effective if the Term B Facility is reduced by at least $180 million on and after the Amendment No. 2 Effective Date) so long as the Senior Debt/Hotel Collateral EBITDA Ratio is less than 2.00:1.

            The Applicable Margin in respect of the Term C Facility shall be as set forth in the Term C Supplement."

            (b) The definition of Debt/EBITDA Ratio in Section 1.01 is amended by inserting immediately before the phrase "of the Parent and its Subsidiaries" at the end of the first sentence thereof the phrase "(excluding EBITDA attributable to hotel or development properties sold during such fiscal quarter and the immediately preceding three fiscal quarters)".

            (c) The definition of Senior Debt/Hotel Collateral EBITDA Ratio in
Section 1.01 is amended by inserting immediately before the phrase "of the Borrower and its Subsidiaries" at the end of the first sentence thereof the phrase "(excluding EBITDA attributable to Hotel Collateral Properties sold during such fiscal quarter and the immediately preceding three fiscal quarters)".

            (d) The definition of Fixed Charge Coverage Ratio in Section 1.01 is amended by inserting immediately before the period at the end thereof the following new phrase:

            "(excluding cash payments payable in respect of taxes from the sale, lease, transfer or other disposition of assets pursuant to clauses
            (i), (iii) and (iv) of Section 5.02(e) and only in an amount up to and including the Net Cash Proceeds therefrom)"

            (e) Section 1.01 is amended by adding in the appropriate alphabetical order the following new definition:

            '"AMENDMENT NO.2 EFFECTIVE DATE" means the date on which Amendment No. 2 to this Agreement becomes effective."

            (f) Section 2.01 is amended by adding at the end thereof the following new clauses (g) and (h):

                  "(g) Conversion of Working Capital Advances to Term B
            Advances. On the Amendment No. 2 Effective Date, $25,000,000 of the outstanding Working Capital Advances shall be deemed to be Term B Advances for all purposes of this Agreement and the other Loan Documents which shall be allocated on a pro rata basis among the Working Capital Lenders and the Working Capital Facility shall be automatically and permanently reduced, on a pro rata basis among the Working Capital Lenders, in an amount equal to $25,000,000.

                  (h) Limitation on Working Capital Advances. Notwithstanding
            the provisions of Section 2.01(c), the outstanding Working Capital Advances shall not exceed $2,000,000 at any time during the period starting on the Amendment No. 2 Effective Date (after giving effect to the provisions of Section 2.01(g)) and ending on June 30, 2001."

      (g) Section 2.06(b)(ii) is amended by (i) deleting the letter "C" immediately before the phrase "Facility and the Term C Facility" in clause first thereof and replacing it with the letter "B" and (ii) deleting the amount of "$100,000,000" in clause first thereof and replacing it with the amount of "$130,000,000".

            (h) Clause (viii) in Section 2.06(b) is amended in full to read as follows:

                  "(viii) The Borrower shall prepay (whether as an optional or mandatory prepayment) and aggregate principal amount of Term B Advances in an amount equal to (A) $25,000,000 on or before December 31, 2000, (B) an additional $35,000,000 on or prior to June 30, 2001, (C) an additional $40,000,000 on or prior to December 31, 2001, (D) an additional $7,500,000 on or prior to April 30, 2002,
            (E) an additional $7,500,000 on or prior to June 30, 2002, (F) an additional $7,500,000 on or prior to September 30, 2002 and (G) an additional $7,500,000 on or prior to December 31, 2002"

            (i) Section 2.08 is amended by adding at the end thereof the following new clause (d):

                  "(d) The Borrower shall pay on January 2, 2002 to the
            Administrative Agent for the account of each Lender, a fee equal to 3/4 of 1% of the sum, as of such date, of (i) the aggregate outstanding principal amount of Advances and (ii) the aggregate Unused Working Capital Commitment of such Lender."

            (j) Section 5.01(j) is amended by (i) deleting the word "and" at the end of clause (i) thereof, (ii) adding immediately after clause (i) thereof the following new clause as clause (ii):

            "(ii) The Parent and each Grantor under the Security Agreement shall use their best efforts to cause the appropriate bank or other financial institution to enter into a Pledge Account Letter (as such term is defined in the Security Agreement) with respect to each Grantor's deposit account on or prior to December 31, 2001; and"

and (iii) renumbering clause (ii) thereof as clause (iii).

            (k) Section 5.02(e)(iv) is amended in full to read as follows:

            "(iv) the sale of any asset by the Parent or any Subsidiary (other than a bulk sale of inventory and a sale of receivables other than delinquent accounts for collection purposes only) so long as (A) the purchase price paid to the Parent or such Subsidiary for such asset shall be no less than (1) in the case of the Hotel Collateral referred to in
      Schedule 5.02(e), the percentage of the Appraised Value of such assets set forth opposite each such asset under the column "Waiver Request to" on such Schedule, (2) in the case of Hotel Collateral other than Hotel Collateral referred to in Schedule 5.02(e), 75% of the Appraised Value of such asset (provided, that the Parent or any subsidiary may sell Hotel Collateral for less than 75% of the Appraised Value of such asset with the consent of the Administrative Agent (such consent not to be unreasonably withheld)) and (3) in all other cases, 75% of the fair market value of such asset at the time of such sale and (B) the purchase price for such asset shall be paid to the Parent or such Subsidiary solely in cash."

            (l) Section 5.04(a) is amended by deleting the table thereof and replacing it with the following new table:


QUARTER ENDING                                           RATIO
September 30, 1999                                       6.25:1
December 31, 1999                                        6.25:1
March 31, 2000                                           6.25:1
June 30, 2000                                            6.50:1
September 30, 2000                                       6.25:1
December 31, 2000                                        6.00:1
March 31, 2001                                           6.50:1
June 30, 2001                                            7.25:1
September 30, 2001                                       7.35:1
December 31, 2001                                        7.25:1
March 31, 2002                                           7.25:1

June 30, 2002                                            7.25:1
September 30, 2002                                       7.25:1
December 31, 2002                                        5.50:1
March 31, 2003                                           5.50:1
June 30, 2003                                            5.50:1
September 30, 2003                                       5.50:1
December 31, 2003                                        5.00:1
March 31, 2004                                           5.00:1
June 30, 2004                                            5.00:1
September 30, 2004                                       5.00:1
December 31, 2004                                        4.75:1
March 31, 2005                                           4.75:1
June 30, 2005                                            4.75:1
September 30, 2005                                       4.75:1
December 31, 2005 and thereafter                         4.50:1

            (m) Section 5.04(b) is amended by deleting the table thereof and replacing it with the following new table:

QUARTER ENDING                                           RATIO
December 31, 1999                                        0.97:1
March 31, 2000                                           1.00:1
June 30, 2000                                            0.90:1
September 30, 2000                                       0.90:1
December 31, 2000                                        1.00:1
March 31, 2001                                           0.95:1
June 30, 2001                                            0.85:1
September 30, 2001                                       0.85:1
December 31, 2001                                        0.85:1
March 31, 2002                                           0.90:1
June 30, 2002                                            0.90:1
September 30, 2002                                       0.90:1
December 31, 2002 and thereafter                         1.00:1

            (n) Section 5.04(c) is amended by deleting the table thereof and replacing it with the following new table:

QUARTER ENDING                                           RATIO
September 30, 1999                                       1.75:1

December 31, 1999                                        1.75:1
March 31, 2000                                           1.75:1
June 30, 2000                                            1.45:1
September 30, 2000                                       1.45:1
December 31, 2000                                        1.50:1
March 31, 2001                                           1.40:1
June 30, 2001                                            1.35:1
September 30, 2001                                       1.35:1
December 31, 2001                                        1.35:1
March 31, 2002                                           1.40:1
June 30, 2002                                            1.40:1
September 30, 2002                                       1.40:1
December 31, 2002                                        1.70:1
March 31, 2003                                           1.70:1
June 30, 2003                                            1.70:1
September 30, 2003                                       1.70:1
December 31, 2003 And thereafter                         1.80:1

            (o) Section 5.04(d) is amended by deleting the table thereof and replacing it with the following new table:

QUARTER ENDING                                           RATIO
September 30, 1999                                       4.00:1
December 31, 1999                                        4.00:1
March 31, 2000                                           4.00:1
June 30, 2000                                            4.25:1
September 30, 2000                                       4.25:1
December 31, 2000                                        4.00:1
March 31, 2001                                           3.75:1
June 30, 2001                                            4.00:1
September 30, 2001                                       4.00:1
December 31, 2001                                        3.75:1
March 31, 2002                                           3.75:1
June 30, 2002                                            3.50:1
September 30, 2002                                       3.50:1
December 31, 2002                                        4.00:1
March 31, 2003                                           4.00:1
June 30, 2003                                            4.00:1
September 30, 2003                                       4.00:1

December 31, 2003                                        3.50:1
March 31, 2004                                           3.50:1
June 30, 2004                                            3.50:1
September 30, 2004                                       3.50:1
December 31, 2004                                        3.25:1
March 31, 2005                                           3.25:1
June 30, 2005                                            3.25:1
September 30, 2005                                       3.25:1
December 31, 2005                                        3.00:1
March 31, 2006                                           3.00:1
June 30, 2006                                            3.00:1
September 30, 2006                                       3.00:1
December 31, 2006 and thereafter                         2.75:1

            (p) A new schedule 5.02(e) is added to the Credit Agreement in the form of Exhibit A hereto.

            SECTION 2. Amendments to the Security Agreement. The Security Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 5, hereby amended by deleting clause (g) in Section 9 thereof and replacing it with the following new clause (g):

                  "(g) As of July 23, 1999, such Grantor has no deposit accounts other than the deposit accounts listed on Schedule IV hereto. Each such Grantor hereby agrees that (i) within 5 Business Days after the Amendment No. 2 Effective Date, they shall deliver to the Collateral Agent a new Schedule IV listing the deposit accounts that each such Grantor has as of the Amendment No. 2 Effective Date and (ii) each such Grantor shall deposit or cause to be deposited all payments received by it to such deposit accounts and that the amounts deposited shall be transferred to the Concentration Account on a daily basis, as practicable, but in any event such transfer shall be made at least once a week. Notwithstanding the foregoing, each Grantor may maintain in a deposit account for each of the Hotel Collateral Properties an aggregate amount not to exceed $25,000 for each such Hotel Collateral Property."

            SECTION 3. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, each Lender agrees to waive the provisions of Section 2.07(b) of the Credit Agreement with respect to any Default that occurred prior to the Amendment Effective Date (as herein defined).

            SECTION 4. Consent and Acknowldgement. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, each Lender hereby:

            (a) Consent. Consents to the request of the Borrower that any certification that is required to be signed by the Chief Financial Officer pursuant to the Loan Documents may, at any time that there is no Chief Financial Officer, be signed by the Chief Executive Officer and either the Chief Accounting Officer or the Senior VP of Finance, notwithstanding any other provision of the Loan Documents.

            (b) Acknowledgement. Acknowledges that any going concern opinion in the financial statements and reports of the Borrower or the Parent and related disclosures filed with the Securities and Exchange Commission does not by itself constitute a Material Adverse Change and that notwithstanding any such going concern opinion and related disclosures, the Borrower would still have access to Working Capital Borrowings in accordance with the Credit Agreement, so long as no other Default has occurred and is continuing.

            SECTION 5. Conditions of Effectiveness of this Amendment. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by each of the Borrower, the Affiliate Guarantors and the Grantors and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and the consent attached hereto by each Loan Party (other than the Borrower), and shall become effective when and only when the Administrative Agent shall have additionally received all of the following (which in the case of documents shall be in form and substance satisfactory to the Required Lenders and in sufficient copies for each Lender):

                  (a) a certificate duly signed by a the Chief Financial Officer of the Borrower stating that the representations and warranties contained in the Credit Agreement and each Loan Document are correct on and as of the date of such certificate as though made on and as of the date hereof other than any such representation and warranties that, by their terms, refer to a date other than the date of such certificate;

                  (b) a fee equal to 1/4 of 1% of the aggregate outstanding principal amount of Advances and the aggregate Unused Working Capital Commitments of each Lender executing this Amendment after giving effect to this Amendment; and

                  (c) all invoiced reasonable and actual costs and expenses of each Agent (including consultant and advisor fees and expenses and all reasonable fees and expenses of counsel to the Agent).

            Section 6. Concerning the Financial Statements and the Calculation of the Financial Covenants. The parties hereto acknowledge that (i) all financial statements to be delivered pursuant to the Credit Agreement as amended by this Amendment and (ii) all calculations of financial covenants under Section
5.04 of the Credit Agreement as amended by this Amendment reflected in certificates to be delivered pursuant to the Credit Agreement as amended by this Amendment, in each case, were and will be prepared giving effect to the amendments to be effected by this Amendment.

            Section 7. Representations and Warranties. Each of the Borrower, the Affiliate Guarantors and the Grantors represents and warrants as follows:

            (a) On the Amendment Effective Date, after giving effect to this Amendment, no event has occurred and is continuing, or would result from the effectiveness of this Amendment, that constitutes a Default.

            (b) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by the Borrower of this Amendment or other transactions contemplated hereby.

            (c) This Amendment has been duly executed and delivered by each of the Borrower, the Affiliate Guarantors and the Grantors. Each of this Amendment, the Credit Agreement and the Security Agreement is the legal, valid and binding obligations of each of the Borrower, the Affiliate Guarantors and the Grantors (as applicable), enforceable against each of the Borrower, the Affiliate Guarantors and the Grantors in accordance with its terms.

            Section 8. Reference to and Effect on the Loan Documents. (a) On and after the Amended Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            (b) On and after the Amendment Effective Date, each reference in the Security Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Security Agreement, and each reference in each of the other Loan Documents to "the Security Agreement", "thereunder", "thereof" or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement, as amended by this Amendment.

            (b) Each of the Credit Agreement and the Security Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all of the Obligations of the Loan Parties under the Loan Documents, as amended hereby.

            (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of, or a consent to depart from, any of the terms and conditions of any of the Loan Documents.

            Section 10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

            Section 11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by its officer thereunder duly authorized, as of the first written above.

                                      LODGIAN FINANCING CORP.

                                      By
                                        ----------------------------------------
                                        Title:


                                      LODGIAN, INC.

                                      By
                                        ----------------------------------------
                                        Title:


                                      MORGAN STANLEY SENIOR
                                      FUNDING, INC., as Administrative Agent

                                      By
                                        ----------------------------------------
                                        Title:


                                      LEHMAN COMMERCIAL PAPER INC.,
                                      as Documentation Agent

                                      By
                                        ----------------------------------------
                                        Title:

                                      AFFILIATE GUARANTORS AND GRANTORS

                                      SERVICO, INC.

                                      By
                                        ----------------------------------------
                                        Title:


                                      IMPAC HOTEL GROUP, LLC

                                      By
                                        ----------------------------------------
                                      Title:

                                      SHEFFIELD MOTEL ENTERPRISES, INC.
                                      DOTHAN HOSPITALITY 3053, INC.
                                      DOTHAN HOSPITALITY 3071, INC.
                                      GADSDEN HOSPITALITY, INC.
                                      LODGIAN ANAHEIM INC.
                                      LODGIAN ONTARIO INC.
                                      SERVICO PENSACOLA, INC.
                                      SERVICO PENSACOLA 7200, INC.
                                      SERVICO PENSACOLA 7330, INC.
                                      SERVICO FT. PIERCE, INC.
                                      SERVICO WEST PALM BEACH, INC.
                                      SERVICO WINTER HAVEN, INC.
                                      ALBANY HOTEL, INC.
                                      SERVICO NORTHWOODS, INC.
                                      BRUNSWICK MOTEL ENTERPRISES, INC.
                                      SERVICO CEDAR RAPIDS, INC.
                                      SERVICO METAIRIE, INC.
                                      SERVICO COLUMBIA, INC.
                                      SERVICO COLESVILLE, INC.
                                      SERVICO MARYLAND, INC. NH MOTEL
                                      ENTERPRISES, INC.
                                      MINNEAPOLIS MOTEL ENTERPRISES, INC.
                                      SERVICO ROSEVILLE, INC.
                                      LODGIAN MOUNT LAUREL, INC.
                                      SERVICO JAMESTOWN, INC.
                                      SERVICO NEW YORK, INC.
                                      SERVICO NIAGARA FALLS, INC.
                                      SERVICO GRAND ISLAND, INC.
                                      FAYETTEVILLE MOTEL ENTERPRISES, INC.

                                      APICO INNS OF GREEN TREE, INC.
                                      APICO HILLS, INC.
                                      SERVICO HILTON HEAD, INC.
                                      SERVICO AUSTIN, INC.
                                      SERVICO MARKET CENTER, INC.
                                      SERVICO HOUSTON, INC.

                                      By:
                                        ----------------------------------------
                                      Title: Vice President


                                      AMI OPERATING PARTNERS, L.P.

                                      By: AMIOP Acquisition Corp.,
                                          it general partner

                                      By:
                                        ----------------------------------------
                                      Title:


                                      SERVICO CENTRE ASSOCIATES, LTD.

                                      By: Palm Beach Motel Enterprises,
                                          its general partner

                                      By:
                                        ----------------------------------------
                                      Title:


                                      LITTLE ROCK LODGING ASSOCIATES I,
                                      LIMITED PARTNERSHIP

                                      By: Lodgian Richmond SPE Inc.

                                      By:
                                        ----------------------------------------
                                      Title:


                                      ATLANTA HILLSBORO LODGING, LLC
                                      LODGIAN RICHMOND L.L.C.

                                      By:
                                        ----------------------------------------
                                      Title: Manager

                                      LENDERS:

                                      MORGAN STANLEY SENIOR FUNDING, INC.


                                      By
                                        ----------------------------------------
                                      Title:

                                      ARCHIMEDES FUNDING II, LTD.

                                      By: ING Capital Advisors LLC,
                                          as Collateral Manager


                                      By:
                                        ----------------------------------------
                                      Title:

                                      ARCHIMEDES FUNDING III, LTD.

                                      By: ING Capital Advisors LLC,
                                          as Collateral Manager


                                      By:
                                        ----------------------------------------
                                      Title:

                                      BLACK DIAMOND CLO 1998-1 LTD.


                                      By:
                                        ----------------------------------------
                                      Title:

                                      BLACK DIAMOND CLO 2000-1 LTD.


                                      By:
                                        ----------------------------------------
                                      Title:

                                      CHANG HWA COMMERCIAL BANK LTD.,
                                      NEW YORK BRANCH


                                      By:
                                        ----------------------------------------
                                      Title:

                                      CANADIAN IMPERIAL BANK OF COMMERCE


                                      By:
                                        ----------------------------------------
                                      Title:

                                      ELF FUNDING TRUST I

                                      By: Highland Capital Management,
                                      as Collateral Manager


                                      By:
                                        ----------------------------------------
                                        Title:

                                      ELF FUNDING TRUST II

                                      By: BLUE SQUARE FUNDING SERIES 3
                                          By: Bankers Trust Company, as Trustee


                                      By:
                                        ----------------------------------------
                                        Title:

                                      EMERALD ORCHARD LIMITED


                                      By:
                                        ----------------------------------------
                                        Title:

                                      GLENEAGLES TRADING LLC


                                      By:
                                        ----------------------------------------
                                        Title:

                                      HIGHLAND LEGACY LIMITED

                                      By: Highland Capital Management, L.P.,
                                          as Collateral Manager


                                      By:
                                        ----------------------------------------
                                      Title:

                                      THE ING CAPITAL SENIOR SECURED
                                      HIGH INCOME FUND, L.P.

                                      By: ING Capital Advisors LLC,
                                          as Investment Advisor


                                      By:
                                        ----------------------------------------
                                      Title:

                                      KZH HIGHLAND-2


                                      By:
                                        ----------------------------------------
                                      Title:

                                      KZH STERLING LLC


                                      By:
                                        ----------------------------------------
                                      Title:

                                      LEHMAN BROTHERS


                                      By:
                                        ----------------------------------------
                                      Title:

                                      LONG LANE MASTER TRUST IV

                                      By: Fleet National Bank as
                                          Trust Administrator


                                      By:
                                        ----------------------------------------
                                      Title:

                                      NEMEAN CLO, LTD.

                                      By: ING Capital Advisors LLC,
                                      as Investor Manager


                                      By:
                                        ----------------------------------------
                                      Title:

                                      ML CBO IV

                                      By: Highland Capital Management, L.P.,
                                          as Collateral Manager


                                      By:
                                        ----------------------------------------
                                      Title:

                                      MERRIL LYNCH SENIOR FLOATING
                                      RATE FUND, INC.


                                      By:
                                        ----------------------------------------
                                      Title:

                                      MERRIL LYNCH SENIOR FLOATING
                                      RATE FUND II, INC.


                                      By:
                                        ----------------------------------------
                                      Title:

                                      PILGRIM CLO 1999-1 Ltd.

                                      By: ING Pilgrim Investments,
                                          as its Investment Manager


                                      By:
                                        ----------------------------------------
                                      Title:

                                      PILGRIM PRIME RATE TRUST

                                      By: ING Pilgrim Investments,
                                          as its Investment Manager


                                      By:
                                        ----------------------------------------
                                      Title:

                                      PROVIDENT


                                      By:
                                        ----------------------------------------
                                      Title:

                                      SEQUILS-ING I (HBDGM), LTD.

                                      By: ING Capital Advisors LLC,
                                          as Collateral Manager


                                      By:
                                        ----------------------------------------
                                      Title:

                                      SUTTER CBO 1998-1


                                      By:
                                        ----------------------------------------
                                      Title:

                                      SUTTER CBO 1999-1


                                      By:
                                        ----------------------------------------
                                      Title:

                                      TRANSAMERICA EQUIPMENT FINANCIAL
                                      SERVICES CORPORATION


                                      By:
                                        ----------------------------------------
                                      Title:

                                      WELLS FARGO BANK


                                      By:
                                        ----------------------------------------
                                      Title:

                                      SRV-HIGHLAND, INC.


                                      By;
                                        ----------------------------------------
                                      Title:

                                     CONSENT

                                                        Dated as of May 15, 2001

            Each of the undersigned as a Loan Party under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each Loan Document to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in each Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment and each reference in each Loan Document to the "Security Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Security Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                      SERVICO, INC.

                                      By:
                                        ----------------------------------------
                                        Title:


                                      IMPAC HOTEL GROUP, LLC

                                      By:
                                        ----------------------------------------
                                        Title:

                                      SHEFFIELD MOTEL ENTERPRISES, INC.
                                      DOTHAN HOSPITALITY 3053, INC.
                                      DOTHAN HOSPITALITY 3071, INC.
                                      GADSDEN HOSPITALITY, INC.
                                      LODGIAN ANAHEIM INC.
                                      LODGIAN ONTARIO INC.
                                      SERVICO PENSACOLA, INC.
                                      SERVICO PENSACOLA 7200, INC.
                                      SERVICO PENSACOLA 7330, INC.
                                      SERVICO FT. PIERCE, INC.
                                      SERVICO WEST PALM BEACH, INC.

                                      SERVICO WINTER HAVEN, INC.
                                      ALBANY HOTEL, INC.
                                      SERVICO NORTHWOODS, INC.
                                      BRUNSWICK MOTEL ENTERPRISES, INC.
                                      SERVICO CEDAR RAPIDS, INC.
                                      SERVICO METAIRIE, INC.
                                      SERVICO COLUMBIA, INC.
                                      SERVICO COLESVILLE, INC.
                                      SERVICO MARYLAND, INC. NH MOTEL
                                      ENTERPRISES, INC.
                                      MINNEAPOLIS MOTEL ENTERPRISES, INC.
                                      SERVICO ROSEVILLE, INC.
                                      LODGIAN MOUNT LAUREL, INC.
                                      SERVICO JAMESTOWN, INC.
                                      SERVICO NEW YORK, INC.
                                      SERVICO NIAGARA FALLS, INC.
                                      SERVICO GRAND ISLAND, INC.
                                      FAYETTEVILLE MOTEL ENTERPRISES, INC.
                                      APICO INNS OF GREEN TREE, INC.
                                      APICO HILLS, INC.
                                      SERVICO HILTON HEAD, INC.
                                      SERVICO AUSTIN, INC.
                                      SERVICO MARKET CENTER, INC.
                                      SERVICO HOUSTON, INC.

                                      By:
                                        ----------------------------------------
                                      Title: Vice President


                                      AMI OPERATING PARTNERS, L.P.

                                      By: AMIOP Acquisition Corp.,
                                      it general partner

                                      By:
                                        ----------------------------------------
                                      Title:

                                      SERVICO CENTRE ASSOCIATES, LTD.

                                      By: Palm Beach Motel Enterprises,
                                          its general partner

                                      By:
                                        ----------------------------------------
                                      Title:


                                      LITTLE ROCK LODGING ASSOCIATES I,
                                      LIMITED PARTNERSHIP

                                      By: Lodgian Richmond SPE Inc.

                                      By:
                                        ----------------------------------------
                                      Title:


                                      ATLANTA HILLSBORO LODGING, LLC
                                      LODGIAN RICHMOND L.L.C.

                                      By:
                                        ----------------------------------------
                                      Title:  Manager

                                    EXHIBIT A